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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: April 25, 2003


                               OCEAN ENERGY, INC.
             (Exact Name of Registrant as Specified in its Charter)



        DELAWARE                      01-08094                   74-1764876
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)



                                   1001 FANNIN
                                   SUITE 1600
                              HOUSTON, TEXAS 77002
              (Address of Registrant's principal executive offices)

                                 (713) 265-6000
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

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Item 1.  Changes in Control of Registrant

         In accordance with the Agreement and Plan of Merger (the "Merger Agreement"), dated February 23, 2003 by and among Devon Energy Corporation ("Devon"), Devon NewCo Corporation and Ocean Energy, Inc. (the "Company), as amended, Devon NewCo Corporation merged on April 25, 2003 with and into the Company and the separate corporate existence of Devon NewCo Corporation ceased. The Company is the surviving corporation of the merger and is a wholly owned subsidiary of Devon. Each share of issued and outstanding common stock of the Company will, by virtue of the merger, be converted into 0.414 of a share of Devon common stock. Each share of issued and outstanding Series B Convertible Preferred Stock of the Company will, by virtue of the merger, remain outstanding as one share of Series B Convertible Preferred Stock of the surviving corporation. From and after the merger, all shares of the Series B Convertible Preferred Stock of the surviving corporation then outstanding are convertible into Devon common stock, giving effect to the 0.414 exchange ratio. The Board of Directors of the surviving corporation will consist of the Board of Directors of Devon NewCo Corporation, as it existed immediately prior to the merger. As a result of the merger, a change in control of the Registrant has resulted.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits.

         See the Exhibit Index, which is incorporated by reference into this item.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             OCEAN ENERGY, INC.

                                             By: /s/ James T. Hackett
                                                --------------------------------
                                                Name:  James T. Hackett
                                                Title: Chief Executive Officer
Dated: April 25, 2003



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                                  EXHIBIT INDEX


EXHIBIT NO.                              DESCRIPTION
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   2.1            Agreement and Plan of Merger dated as of February 23, 2003 by and among Devon, Devon NewCo Corporation and the Company (incorporated by reference to Annex A to Amendment No. 1 to the Registration Statement on Form S-4/A filed by Devon with the Securities and Exchange Commission (the "SEC") on March 20, 2003; Letter Agreement dated April 1, 2003, by and among Devon, Devon NewCo Corporation and the Company, amending Exhibit A to the Merger Agreement (incorporated by reference to Exhibit 99.1 to the Form 8-K filed by the Company with the SEC on April 2, 2003).